SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 29, 2008

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 8.01	Other Events

On July 30, 2008, the Registrant issued a press release to report that the Federal Trade Commission had issued conditional approval to McCormick to complete the acquisition of the assets of the Lawry’s and Adolph’s brands from Conopco, Inc., an indirect subsidiary of Unilever N.V.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “Federal Trade Commission Issues Conditional Approval to McCormick to Complete Lawry’s Acquisition.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit to this report is listed in Item 8.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: July 30, 2008	By:	/s/ Paul C. Beard
Paul C. Beard
Senior Vice President – Finance & Treasurer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Copy of the press release labeled “Federal Trade Commission Issues Conditional Approval to McCormick to Complete Lawry’s Acquisition.”